Fees Summary	Oct. 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 75,000,000.00
Previously Paid Amount	8,286.00
Total Fee Amount	10,357.50
Total Offset Amount	0.00
Net Fee	$ 2,071.50